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                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of the 17th day of October, 2003, by and among Datakey, Inc., a Minnesota corporation (the "Company") and each Investor listed on Exhibit A attached hereto and incorporated herein by reference (each, an "Investor" and collectively, the "Investors").

                                    RECITALS

         A. The Company is in need of working capital for the operations of its business and for the marketing of the Company's "smart cards."

         B. The Investors have agreed to lend the Company an aggregate of $2,000,000 in a bridge financing transaction pursuant to the terms and conditions of that certain Secured Convertible Promissory Note Purchase Agreement, dated as of the date hereof, by and between the Company and the Investors (the "Purchase Agreement").

         C. In connection with the execution of the Purchase Agreement, the Company has executed those certain Secured Convertible Promissory Notes, dated as of the date hereof, in favor of the Investors (the "Notes") and those certain Warrants to purchase the capital stock of the Company (the "Warrants").

         D. The Company is required to issue shares of capital stock upon conversion of the Notes under certain conditions and is required to issue shares of capital stock upon exercise of the Warrants.

         E. In order to induce the Lenders to invest $2,000,000 in the Company, the Company has agreed to enter into this Agreement pursuant to the terms and conditions hereinafter set forth.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Registration Rights. As used in this Agreement, "Registrable Securities" means any and all shares of capital stock, regardless of class or series, issued or issuable upon conversion of the Notes and upon exercise of the Warrants.

         2.       Demand Registrations.

                  (a) Investors who together hold at least Five Hundred Thousand (500,000) shares of the Registrable Securities may make one request on or before August 17, 2005 that the Company file a Registration Statement covering the resale or distribution by the Investors of the Registrable Securities (the "Initial Demand Registration"). Any Investor who is, immediately following the closing of the transactions contemplated by the

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         Purchase Agreement, an Affiliate of the Company may make one request that the Company file a Registration Statement covering the resale or distribution by such Investor of the Registrable Securities provided that such Investor is an Affiliate at the time of such request (an "Affiliate Demand Registration"). The Initial Demand Registration and the Affiliate Demand Registration are each referred to herein as a "Demand Registration." Upon the receipt of a request for a Demand Registration, the Company will promptly file a registration statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), relating to all Registrable Securities and shall use its best efforts to cause such registration statement to be declared effective no later than one hundred twenty (120) days after the date of the request from the Investors. Notwithstanding the foregoing, if at the time of the request to register the Registrable Securities, the Company is engaged in, or has fixed plans to engage in any other activity which, in the good faith determination of the Board of Directors of the Company, would be adversely affected by the Demand Registration to the material detriment of the Company, then the Company may at its option direct that such demand registration be delayed for a period not to exceed ninety (90) days. In addition, the Company shall not be required to effect any Demand Registration within ninety (90) days after the effective date of any other registration statement of the Company. For the purposes of this Agreement, "Affiliate" has the meaning given to it in Rule 144 of the Securities Act.

                  (b) The Demand Registration by the Investors shall state the intended method of disposition of the Registrable Securities. Upon receiving a request for a Demand Registration, the Company shall promptly take such steps as are necessary or appropriate to prepare for the registration of all of the Registrable Securities.

                  (c) A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the Registration Period described in Section 4 hereof. In addition, a registration shall not constitute a Demand Registration if
         (i) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities is interfered with by any stop order, injunction or other order or requirement of the Securities and Exchange Commission (the "Commission") or other governmental agency or court for any reason not attributable to the Investors and such interference is not thereafter eliminated, or (ii) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Investors.

                  (d) Notwithstanding the foregoing, the Company may at any time effect the Initial Demand Registration (prior to receipt of any request by Investors to do so) by filing the registration statement contemplated by this Section 2, notifying all Investors thereof and otherwise complying with all obligations of the Company hereunder in connection with such Initial Demand Registration, including without limitation the obligations of the Company under Section 4.

         3. Incidental Registrations. At any time after the date of this Agreement, if the Company proposes to file a registration statement under the Securities Act with respect to an

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offering by the Company for its own account or pursuant to a demand registration of any other investor, then the Company shall give written notice of such proposed filing to each of the Investors at least thirty (30) days before the anticipated filing date. Such notice shall describe the proposed registration and distribution and shall offer the Investors the opportunity to register all or a portion of the Registrable Securities then owned by such Investor (an "Incidental Registration"). The Company shall (within ten (10) days of the notice provided for in the preceding sentence) cause the managing underwriter or underwriters of a proposed underwritten offering (the "Managing Underwriter") to permit each of the Investors who have requested in writing to participate in the Incidental Registration to include such Investors' Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein, subject to the right of the Company and its underwriters to reduce the number of shares proposed to be registered pursuant to the Incidental Registration in view of market conditions. Such reduction shall not exceed 25% of the securities to be registered in the Incidental Registration. If there is any reduction in the number of Registrable Securities offered pursuant to the Incidental Registration, then no party other than the Company and the Investors may sell shares registered in the Incidental Registration.

         4. Registration Period. The Company shall use its reasonable best efforts to keep any registration statement filed pursuant to this Agreement (a "Registration Statement") continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Investors for the following periods: (a) in the case of the Initial Demand Registration, until October 17, 2005, and (b) in the case of an Affiliate Demand Registration, for a period of 12 months from the date of its effectiveness. Notwithstanding the foregoing the Company shall not be obligated to keep effective any Registration Statement after all Registrable Securities (x) have been sold pursuant thereto or (y) are no longer restricted securities (as defined in Rule 144 under the Securities Act). The period during which any Registration Statement is required hereunder to be kept effective is referred to as the "Registration Period." The Company shall be deemed not to have used its best efforts to keep the Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Investors owning Registrable Securities covered thereby not being able to offer and sell such Shares during that period.

         5. Compliance with Laws. Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause all Registration Statements and the related prospectuses and any amendments or supplements thereto, as of the effective date of the Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         6. Registration - General Provisions. In connection with any and all Registration Statements, the Company will comply with the following provisions:

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                  (a)      if the Registration Statement is to be underwritten,
         then the Company shall select the underwriters who shall be reasonably acceptable to the Investors selling Registrable Securities thereunder (the "Selling Investors");

                  (b) prepare and file with the Commission such amendments to the Registration Statements and supplements to the prospectus contained therein as may be necessary to keep the Registration Statements effective for the period during which the prospectus is required to be current during the Registration Period;

                  (c) prior to filing the Registration Statements with the Commission, provide the Selling Investors with reasonable opportunities to review and comment on the Registration Statements;

                  (d) furnish to the Selling Investors and to the underwriters of the securities being registered, if any, such reasonable number of copies of the Registration Statements, preliminary prospectuses, final prospectuses and such other documents as the Selling Investors and the underwriters may reasonably request in order to facilitate the public offering of such securities;

                  (e) use its diligent, good faith efforts to register or qualify the resale of the Registrable Securities under such state securities or blue sky laws of such jurisdictions as the Selling Investors may request;

                  (f) notify the Selling Investors promptly after the Company receives notice of the time when the Registration Statement has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed with the Commission;

                  (g) notify the Selling Investors promptly of any request by the Commission for the amending or supplementing of the Registration Statements or prospectuses or for additional information;

                  (h) prepare and file with the Commission, promptly upon the request of the Selling Investors, any amendments or supplements to the Registration Statements or prospectuses which, in the opinion of the Selling Investors, are required under the Securities Act or the rules and regulations promulgated thereunder in connection with the distribution of the Registrable Securities;

                  (i) prepare and promptly file with the Commission any required amendment or supplement to the Registration Statements or prospectuses, and promptly notify the Selling Investors of the filing of such amendment or supplement to the Registration Statements or prospectuses, as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred, the result of which is that any such prospectus or any other prospectus then in effect would include an untrue statement

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         of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                  (j) advise the Selling Investors promptly after it receives notice or obtains knowledge of the issuance of any stop order by the Commission or other governmental agency suspending the effectiveness of such Registration Statements or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                  (k) not file any amendment or supplement to the Registration Statements or prospectuses to which the Selling Investors have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations promulgated thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any material liabilities under any applicable federal or state law and such filing will not violate applicable law;

                  (l) give the Selling Investors 30 days' written notice prior to the voluntary termination of any registration statement in an Incidental Registration;

                  (m) at the request of the Selling Investors, furnish on the effective date of the Registration Statement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Selling Investors, covering such matters as the underwriters or Selling Investors may reasonably request, and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Selling Investors, covering such matters as the underwriters or the Selling Investors may reasonably request, in which letter such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the Registration Statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

         7. Registration Expense. The Company shall pay all Registration Expenses (as defined below) in connection with the inclusion of the Registrable Shares in any registration statement, or application to register or qualify such shares under state securities laws, filed by the Company hereunder. For purposes of this Agreement, the term "Registration Expenses" means the filing fees payable to the Commission, any state agency and the National Association of Securities Dealers (the "NASD"); the fees and expenses of the Company's legal counsel and independent certified public accountants in connection with the preparation and filing of the Registration Statements (and all amendments and supplements thereto) with the Commission;

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and all expenses relating to the printing of the Registration Statements, prospectuses and various agreements executed in connection with the Registration Statements. The Company shall also bear all registration expenses of the Selling Investors (exclusive of underwriting discounts and commissions), including the expenses of one special counsel of the Selling Investors to be selected by a majority in interest of the Selling Investors.

         8. Indemnification. With respect to the registration of the resale of the shares of Registerable Securities:

                  (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless the Selling Investors, and their respective officers, directors, equity holders, employees, agents, independent contractors and underwriters (as defined in the Securities
         Act) and each person, who controls the Investors or its underwriters within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all such persons indemnified under this subsection shall be referred to herein as the "Indemnified Parties"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement of a material fact contained in the Registration Statements, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by the Registration Statements; and the Company will reimburse the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to it expressly for use in connection with such registration by the Indemnified Parties.

                  (b) To the fullest extent permitted by law, each Selling Investor will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other investor selling securities under the Registration Statements against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such investor may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Investor and

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         directly incorporated into the Registration Statements; and such
         Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other investor, in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided however, that in no event shall any indemnity under this Section exceed the gross proceeds from the offering received by such Selling Investor unless the Violation is the result of fraud on the part of such Selling Investor.

                  (c) The obligation of the Company and each Selling Investor under this Section shall survive the completion of any offering for resale of shares of the Registerable Securities in the Registration Statements, and otherwise.

         9. Termination of Rights. The registration rights granted under this Agreement shall terminate as to any Investor on the date on which all shares held by such Investor can be resold without restrictions pursuant to Rule 144 promulgated by the Securities and Exchange Commission, as amended from time to time.

         10.      Miscellaneous.

                  (a) Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given or made unless the Company has obtained the written consent of the holders of at least 70% of the outstanding principal remaining on the Notes.

                  (b) All notices and other communications provided for or permitted hereunder shall be made by hand delivery, telex, facsimile, overnight courier or registered first-class mail to the address set forth above for the Company and to the addresses set forth on Exhibit A, if to the Investors. All such notices and communications shall be deemed to have been duly given when delivered, if by hand, overnight courier or mail; when the appropriate answer back is received, if by telex; and when transmission is confirmed by the sending unit, if by facsimile.

                  (c) This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.

                  (d) The headings to this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (e) This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without giving effect to the principles of choice or conflict of law thereof.

                  (f) In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any

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         respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Investors and the Company shall be enforceable to the fullest extent permitted by law.

                  (g) The remedies provided for in this Agreement shall be cumulative and in addition to all other remedies available, at law or in equity, and nothing herein shall limit any party's right to pursue actual damages for any failure to comply with the terms of this Agreement.

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         IN WITNESS WHEREOF, the parties have executed this Registration Rights
Agreement as of the date first written above:

                                        DATAKEY, INC., a Minnesota corporation

                                        By:  /s/ Alan G. Shuler
                                            ------------------------------------
                                             Name: Alan G. Shuler
                                             Title:  Vice President and CFO

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         IN WITNESS WHEREOF, the parties have executed this Registration Rights
Agreement as of the date first written above:

                                        INVESTORS:

                                        ________________________________________

                                        By:    _________________________________

                                        Name:  _________________________________

                                        Title: _________________________________

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         IN WITNESS WHEREOF, the parties have executed this Registration Rights
Agreement as of the date first written above:

                                        INVESTORS:

                                        _________________________________
                                        Sign Name

                                        _________________________________
                                        Print Name

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                                    EXHIBIT A

                        NAMES AND ADDRESSES OF INVESTORS

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